The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2023

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q23 vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Selected income statement data
Fee and other revenue	$3,235	$2,862	$3,353	$3,430	$3,228	13%	—%
Net interest revenue	1,128	1,056	926	824	698	7	62
Total revenue	4,363	3,918	4,279	4,254	3,926	11	11
Provision for credit losses	27	20	(30)	47	2	N/M	N/M
Noninterest expense	3,100	3,213	3,679	3,112	3,006	(4)	3
Income before income taxes	1,236	685	630	1,095	918	80	35
Provision for income taxes	260	142	242	231	153	83	70
Net income	$976	$543	$388	$864	$765	80%	28%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$905	$509	$319	$835	$699	78%	29%
Diluted earnings per common share	$1.12	$0.62	$0.39	$1.03	$0.86	81%	30%
Average common shares and equivalents outstanding – diluted (in thousands)	807,718	815,846	814,516	813,590	813,986	(1)%	(1)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	28%	17%	15%	26%	23%
Return on common equity	10.3%	5.7%	3.5%	9.3%	7.6%
Return on tangible common equity – Non-GAAP (a)	20.2%	11.5%	7.5%	19.2%	15.4%
Non-U.S. revenue as a percentage of total revenue	35%	39%	35%	36%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$46.6	$44.3	$42.2	$43.0	$45.5	5%	2%
Assets under management (“AUM”) (in trillions)	$1.91	$1.84	$1.78	$1.94	$2.27	4%	(16)%
Full-time employees	51,600	51,700	51,100	50,800	49,600	—%	4%
Book value per common share	$45.36	$44.40	$43.18	$44.73	$45.76
Tangible book value per common share – Non-GAAP (a)	$23.52	$23.11	$21.55	$22.02	$22.76
Cash dividends per common share	$0.37	$0.37	$0.37	$0.34	$0.34
Common dividend payout ratio	34%	60%	95%	33%	40%
Closing stock price per common share	$45.44	$45.52	$38.52	$41.71	$49.63
Market capitalization	$35,858	$36,800	$31,135	$33,706	$40,091
Common shares outstanding (in thousands)	789,134	808,445	808,280	808,103	807,798

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.0%	11.2%	10.0%	10.0%	10.1%
Tier 1 capital ratio	13.9%	14.1%	12.8%	12.8%	12.9%
Total capital ratio	14.7%	14.9%	13.7%	13.6%	13.7%
Tier 1 leverage ratio	5.8%	5.8%	5.4%	5.2%	5.3%
Supplementary leverage ratio ("SLR")	6.9%	6.8%	6.3%	6.2%	6.2%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at March 31, 2023 and Dec. 31, 2022, $1.4 trillion at Sep. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022.

(c) Regulatory capital ratios for March 31, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, and for March 31, 2022 was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						1Q23 vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Revenue
Investment services fees	$2,119	$2,173	$2,157	$2,206	$1,993	(2)%	6%
Investment management and performance fees	776	783	800	833	883	(1)	(12)
Foreign exchange revenue	176	190	203	222	207	(7)	(15)
Financing-related fees	52	43	43	44	45	21	16
Distribution and servicing fees	33	33	33	34	30	—	10
Total fee revenue	3,156	3,222	3,236	3,339	3,158	(2)	—
Investment and other revenue	79	(360)	117	91	70	N/M	N/M
Total fee and other revenue	3,235	2,862	3,353	3,430	3,228	13	—
Net interest revenue	1,128	1,056	926	824	698	7	62
Total revenue	4,363	3,918	4,279	4,254	3,926	11	11
Provision for credit losses	27	20	(30)	47	2	N/M	N/M
Noninterest expense
Staff	1,791	1,802	1,673	1,623	1,702	(1)	5
Software and equipment	429	432	421	405	399	(1)	8
Professional, legal and other purchased services	375	415	363	379	370	(10)	1
Net occupancy	119	143	124	125	122	(17)	(2)
Sub-custodian and clearing	118	112	124	131	118	5	—
Distribution and servicing	85	86	88	90	79	(1)	8
Bank assessment charges	40	19	35	37	35	111	14
Business development	39	45	34	43	30	(13)	30
Goodwill impairment	—	—	680	—	—	N/M	N/M
Amortization of intangible assets	14	16	17	17	17	(13)	(18)
Other	90	143	120	262	134	(37)	(33)
Total noninterest expense	3,100	3,213	3,679	3,112	3,006	(4)	3
Income before income taxes	1,236	685	630	1,095	918	80	35
Provision for income taxes	260	142	242	231	153	83	70
Net income	976	543	388	864	765	80	28
Net loss attributable to noncontrolling interests	—	—	—	5	8	N/M	N/M
Preferred stock dividends	(71)	(34)	(69)	(34)	(74)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$905	$509	$319	$835	$699	78%	29%

Average common shares and equivalents outstanding: Basic	803,340	811,669	811,304	810,903	809,469	(1)%	(1)%
Diluted	807,718	815,846	814,516	813,590	813,986	(1)%	(1)%

Earnings per common share: Basic	$1.13	$0.63	$0.39	$1.03	$0.86	79%	31%
Diluted	$1.12	$0.62	$0.39	$1.03	$0.86	81%	30%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2023	2022
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$5,564	$5,030	$4,707	$5,185	$6,143
Interest-bearing deposits with the Federal Reserve and other central banks	117,042	91,655	107,427	125,372	135,691
Interest-bearing deposits with banks	15,114	17,169	13,890	16,639	18,268
Federal funds sold and securities purchased under resale agreements	26,894	24,298	23,483	22,940	27,131
Securities	138,678	142,816	144,181	150,844	153,396
Trading assets	9,024	9,908	12,650	10,759	14,703
Loans	62,323	66,063	69,829	69,347	68,052
Allowance for loan losses	(170)	(176)	(164)	(181)	(171)
Net loans	62,153	65,887	69,665	69,166	67,881
Premises and equipment	3,248	3,256	3,311	3,354	3,359
Accrued interest receivable	978	858	723	548	467
Goodwill	16,192	16,150	16,412	17,271	17,462
Intangible assets	2,890	2,901	2,902	2,934	2,968
Other assets	27,335	25,855	28,602	27,609	26,342
Total assets	$425,112	$405,783	$427,953	$452,621	$473,811
Liabilities
Deposits	$281,294	$278,970	$301,989	$325,813	$345,565
Federal funds purchased and securities sold under repurchase agreements	26,540	12,335	11,339	11,434	13,181
Trading liabilities	5,705	5,385	7,494	5,595	5,587
Payables to customers and broker-dealers	22,598	23,435	23,741	25,769	26,608
Other borrowed funds	2,538	397	357	520	312
Accrued taxes and other expenses	4,732	5,410	5,316	5,011	4,534
Other liabilities	10,414	8,543	10,001	9,724	10,626
Long-term debt	30,489	30,458	27,820	27,610	25,246
Total liabilities	384,310	364,933	388,057	411,476	431,659
Temporary equity
Redeemable noncontrolling interests	96	109	152	154	155
Permanent equity
Preferred stock	4,838	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,650	28,508	28,374	28,316	28,258
Retained earnings	38,465	37,864	37,660	37,644	37,088
Accumulated other comprehensive loss, net of tax	(5,543)	(5,966)	(6,627)	(5,307)	(3,881)
Less: Treasury stock, at cost	(25,790)	(24,524)	(24,522)	(24,521)	(24,518)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,634	40,734	39,737	40,984	41,799
Nonredeemable noncontrolling interests of consolidated investment management funds	72	7	7	7	198
Total permanent equity	40,706	40,741	39,744	40,991	41,997
Total liabilities, temporary equity and permanent equity	$425,112	$405,783	$427,953	$452,621	$473,811

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q23 vs.
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Investment services fees	$2,119	$2,173	$2,157	$2,206	$1,993	(2)%	6%
Investment management and performance fees:
Investment management fees (a)	754	757	790	828	849	—	(11)
Performance fees	22	26	10	5	34	N/M	(35)
Total investment management and performance fees (b)	776	783	800	833	883	(1)	(12)
Foreign exchange revenue	176	190	203	222	207	(7)	(15)
Financing-related fees	52	43	43	44	45	21	16
Distribution and servicing fees	33	33	33	34	30	—	10
Total fee revenue	3,156	3,222	3,236	3,339	3,158	(2)	—
Investment and other revenue:
Income (loss) from consolidated investment management funds	5	9	(7)	(24)	(20)	N/M	N/M
Seed capital gains (losses) (c)	8	6	(11)	(24)	(8)	N/M	N/M
Other trading revenue	45	34	65	45	5	N/M	N/M
Renewable energy investment (losses)	(32)	(32)	(44)	(44)	(44)	N/M	N/M
Corporate/bank-owned life insurance	27	35	32	28	33	N/M	N/M
Other investments (losses) gains (d)	(9)	7	13	78	61	N/M	N/M
Disposal (losses) gains	(1)	(11)	37	—	—	N/M	N/M
Expense reimbursements from joint venture	29	28	27	26	27	N/M	N/M
Other income	8	12	4	6	12	N/M	N/M
Net securities (losses) gains	(1)	(448)	1	—	4	N/M	N/M
Total investment and other revenue	79	(360)	117	91	70	N/M	N/M
Total fee and other revenue	$3,235	$2,862	$3,353	$3,430	$3,228	13%	—%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 9% compared with 1Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q23		4Q22		3Q22		2Q22		1Q22
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$94,899	3.59%	$94,868	2.60%	$91,836	1.23%	$102,844	0.38%	$100,303	0.01%
Interest-bearing deposits with banks	16,225	3.51	15,750	2.70	16,298	1.62	18,097	0.74	17,181	0.33
Federal funds sold and securities purchased under resale agreements (a)	24,631	16.32	25,657	11.22	22,971	5.55	24,212	1.91	27,006	0.56
Loans	63,261	5.54	67,364	4.65	68,082	3.39	69,036	2.15	66,810	1.57
Securities:
U.S. government obligations	38,852	2.89	39,382	2.46	40,829	1.75	41,267	1.07	40,868	0.74
U.S. government agency obligations	62,280	2.60	61,426	2.30	62,819	1.91	64,939	1.59	67,055	1.46
State and political subdivisions (b)	23	7.07	1,178	2.77	1,982	2.39	2,065	2.13	2,337	2.16
Other securities (b)	42,429	3.21	41,732	2.66	42,642	1.90	43,635	1.31	45,541	1.02
Total investment securities (b)	143,584	2.86	143,718	2.45	148,272	1.87	151,906	1.37	155,801	1.15
Trading securities (b)	5,778	4.97	5,630	4.51	4,603	3.06	4,687	1.91	6,085	1.43
Total securities (b)	149,362	2.94	149,348	2.53	152,875	1.91	156,593	1.39	161,886	1.16
Total interest-earning assets (b)	$348,378	4.56%	$352,987	3.59%	$352,062	2.24%	$370,782	1.25%	$373,186	0.84%
Noninterest-earning assets	59,123		61,532		63,608		66,841		67,016
Total assets	$407,501		$414,519		$415,670		$437,623		$440,202

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$204,114	2.71%	$207,875	2.00%	$203,659	0.95%	$219,124	0.16%	$223,243	(0.07)%
Federal funds purchased and securities sold under repurchase agreements (a)	18,316	19.75	13,985	16.88	12,297	8.05	12,610	2.47	12,864	0.36
Trading liabilities	3,025	4.05	3,572	3.45	3,550	2.52	3,231	1.25	3,372	0.53
Other borrowed funds	711	1.75	619	1.69	504	1.15	437	2.14	458	2.36
Commercial paper	—	—	6	3.87	5	2.34	5	1.61	4	0.09
Payables to customers and broker-dealers	16,954	3.08	17,147	2.27	18,030	1.07	16,592	0.21	16,661	0.01
Long-term debt	30,246	5.22	29,508	4.90	28,449	3.43	26,195	2.22	25,588	1.53
Total interest-bearing liabilities	$273,366	4.17%	$272,712	3.11%	$266,494	1.57%	$278,194	0.48%	$282,190	0.11%
Total noninterest-bearing deposits	69,886		75,862		84,804		91,893		90,179
Other noninterest-bearing liabilities	23,789		25,810		23,547		26,354		25,419
Total The Bank of New York Mellon Corporation shareholders’ equity	40,442		40,097		40,780		41,037		42,201
Noncontrolling interests	18		38		45		145		213
Total liabilities and equity	$407,501		$414,519		$415,670		$437,623		$440,202
Net interest margin		1.29%		1.19%		1.05%		0.89%		0.75%
Net interest margin (FTE) – Non-GAAP (c)		1.29%		1.19%		1.05%		0.89%		0.76%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $62 billion for 1Q23, $51 billion for 4Q22, $35 billion for 3Q22, $33 billion for 2Q22 and $53 billion for 1Q22. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.62% for 1Q23, 3.76% for 4Q22, 2.21% for 3Q22, 0.80% for 2Q22 and 0.19% for 1Q22. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.49% for 1Q23, 3.63% for 4Q22, 2.11% for 3Q22, 0.68% for 2Q22 and 0.07% for 1Q22. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2023	2022
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$17,876	$18,032	$16,726	$17,067	$17,579
Tier 1 capital	22,710	22,856	21,495	21,824	22,335
Total capital	24,277	24,384	23,008	23,366	23,835
Risk-weighted assets	157,470	159,096	167,457	169,710	173,629

CET1 ratio	11.4%	11.3%	10.0%	10.1%	10.1%
Tier 1 capital ratio	14.4	14.4	12.8	12.9	12.9
Total capital ratio	15.4	15.3	13.7	13.8	13.7

Advanced Approaches:
CET1 capital	$17,876	$18,032	$16,726	$17,067	$17,579
Tier 1 capital	22,710	22,856	21,495	21,824	22,335
Total capital	23,996	24,143	22,762	23,112	23,582
Risk-weighted assets	162,992	161,672	165,893	169,919	169,091

CET1 ratio	11.0%	11.2%	10.1%	10.0%	10.4%
Tier 1 capital ratio	13.9	14.1	13.0	12.8	13.2
Total capital ratio	14.7	14.9	13.7	13.6	13.9

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$389,581	$396,643	$397,428	$418,467	$420,778
Tier 1 leverage ratio	5.8%	5.8%	5.4%	5.2%	5.3%

SLR:
Leverage exposure	$330,636	$336,049	$340,055	$351,552	$361,464
SLR	6.9%	6.8%	6.3%	6.2%	6.2%

Average liquidity coverage ratio	118%	118%	116%	111%	109%
(a) Regulatory capital ratios for March 31, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, and for March 31, 2022 was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q23 vs.
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Revenue:
Investment services fees:
Asset Servicing	$948	$971	$953	$995	$999	(2)%	(5)%
Issuer Services	236	271	288	309	141	(13)	67
Total investment services fees	1,184	1,242	1,241	1,304	1,140	(5)	4
Foreign exchange revenue	139	149	132	155	148	(7)	(6)
Other fees (a)	55	55	52	54	41	—	34
Total fee revenue	1,378	1,446	1,425	1,513	1,329	(5)	4
Investment and other revenue	72	70	111	36	74	N/M	N/M
Total fee and other revenue	1,450	1,516	1,536	1,549	1,403	(4)	3
Net interest revenue	666	656	538	457	377	2	77
Total revenue	2,116	2,172	2,074	2,006	1,780	(3)	19
Provision for credit losses	—	11	(6)	13	(10)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,548	1,568	1,549	1,647	1,502	(1)	3
Amortization of intangible assets	8	8	8	9	8	—	—
Total noninterest expense	1,556	1,576	1,557	1,656	1,510	(1)	3
Income before income taxes	$560	$585	$523	$337	$280	(4)%	100%

Total revenue by line of business:
Asset Servicing	$1,664	$1,681	$1,596	$1,534	$1,512	(1)%	10%
Issuer Services	452	491	478	472	268	(8)	69
Total revenue by line of business	$2,116	$2,172	$2,074	$2,006	$1,780	(3)%	19%

Financial ratios:
Pre-tax operating margin	26%	27%	25%	17%	16%

Memo: Securities lending revenue (b)	$48	$50	$48	$45	$39	(4)%	23%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q23 vs.
(dollars in millions, unless otherwise noted)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Selected balance sheet data:
Average loans	$10,939	$11,850	$11,573	$11,386	$10,150	(8)%	8%
Average assets (a)	$196,560	$206,810	$203,063	$219,797	$220,889	(5)%	(11)%
Average deposits	$167,209	$176,541	$176,328	$191,191	$192,156	(5)%	(13)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$32.6	$31.4	$30.0	$31.0	$33.7	4%	(3)%
Market value of securities on loan at period end (in billions) (d)	$441	$449	$435	$441	$449	(2)%	(2)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2023 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.5 trillion at March 31, 2023 and Dec. 31, 2022, $1.4 trillion at Sept. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2023, $68 billion at Dec. 31, 2022, $75 billion at Sept. 30, 2022, $70 billion at June 30, 2022 and $78 billion at March 31, 2022.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q23 vs.
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Revenue:
Investment services fees:
Pershing	$499	$502	$494	$479	$433	(1)%	15%
Treasury Services	168	170	173	176	170	(1)	(1)
Clearance and Collateral Management	260	249	239	240	243	4	7
Total investment services fees	927	921	906	895	846	1	10
Foreign exchange revenue	18	20	20	22	26	(10)	(31)
Other fees (a)	54	47	49	46	34	15	59
Total fee revenue	999	988	975	963	906	1	10
Investment and other revenue	15	15	14	11	—	N/M	N/M
Total fee and other revenue	1,014	1,003	989	974	906	1	12
Net interest revenue	453	396	378	340	296	14	53
Total revenue	1,467	1,399	1,367	1,314	1,202	5	22
Provision for credit losses	—	6	(1)	4	(2)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	768	783	735	700	706	(2)	9
Amortization of intangible assets	1	2	2	2	2	(50)	(50)
Total noninterest expense	769	785	737	702	708	(2)	9
Income before income taxes	$698	$608	$631	$608	$496	15%	41%

Total revenue by line of business:
Pershing	$693	$673	$658	$636	$570	3%	22%
Treasury Services	412	382	390	373	338	8	22
Clearance and Collateral Management	362	344	319	305	294	5	23
Total revenue by line of business	$1,467	$1,399	$1,367	$1,314	$1,202	5%	22%

Financial ratios:
Pre-tax operating margin	48%	43%	46%	46%	41%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q23 vs.
(dollars in millions, unless otherwise noted)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Selected balance sheet data:
Average loans	$36,854	$39,843	$40,882	$42,391	$42,113	(8)%	(12)%
Average assets (a)	$132,143	$132,306	$138,204	$141,952	$141,183	—%	(6)%
Average deposits	$86,040	$86,083	$90,612	$94,716	$95,704	—%	(10)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.7	$12.7	$12.0	$11.8	$11.6	8%	18%

Pershing
AUC/A at period end (in trillions) (b)	$2.4	$2.3	$2.1	$2.2	$2.5	4%	(4)%
Net new assets (U.S. platform) (in billions) (d)	$37	$42	$45	$16	$18	N/M	N/M
Average active clearing accounts (in thousands)	7,849	7,603	7,466	7,432	7,432	3%	6%

Treasury Services
Average daily U.S. dollar payment volumes	236,322	246,189	234,468	237,763	240,403	(4)%	(2)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,626	$5,451	$5,457	$5,207	$5,026	3%	12%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2023 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						1Q23 vs.
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Revenue:
Investment management fees	$752	$754	$788	$825	$848	—%	(11)%
Performance fees	22	26	10	5	34	N/M	(35)
Investment management and performance fees (a)	774	780	798	830	882	(1)	(12)
Distribution and servicing fees	55	54	55	51	32	2	72
Other fees (b)	(53)	(58)	(45)	(31)	1	N/M	N/M
Total fee revenue	776	776	808	850	915	—	(15)
Investment and other revenue (c)	6	(3)	(3)	(13)	(8)	N/M	N/M
Total fee and other revenue (c)	782	773	805	837	907	1	(14)
Net interest revenue	45	52	57	62	57	(13)	(21)
Total revenue	827	825	862	899	964	—	(14)
Provision for credit losses	—	1	3	—	(3)	N/M	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	729	693	669	685	748	5	(3)
Goodwill impairment	—	—	680	—	—	N/M	N/M
Amortization of intangible assets	5	6	7	6	7	(17)	(29)
Total noninterest expense	734	699	1,356	691	755	5	(3)
Income (loss) before income taxes	$93	$125	$(497)	$208	$212	(26)%	(56)%

Total revenue by line of business:
Investment Management	$557	$550	$579	$603	$658	1%	(15)%
Wealth Management	270	275	283	296	306	(2)	(12)
Total revenue by line of business	$827	$825	$862	$899	$964	—%	(14)%

Financial ratios:
Pre-tax operating margin	11%	15%	(57)%	23%	22%
Adjusted pre-tax operating margin – Non-GAAP (d)	13%	17%	(64)%	26%	24%

Selected balance sheet data:
Average loans	$13,960	$14,404	$14,482	$14,087	$13,228	(3)%	6%
Average assets (e)	$28,232	$28,488	$29,996	$33,668	$35,629	(1)%	(21)%
Average deposits	$16,144	$16,416	$17,225	$20,802	$22,501	(2)%	(28)%
(a) On a constant currency basis, investment management and performance fees decreased 9% (Non-GAAP) compared with 1Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q23 vs.
(dollars in billions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
AUM by product type (a)(b):
Equity	$142	$135	$125	$139	$168	5%	(15)%
Fixed income	207	198	205	226	248	5	(17)
Index	408	395	366	387	440	3	(7)
Liability-driven investments	604	570	546	641	812	6	(26)
Multi-asset and alternative investments	161	153	181	188	215	5	(25)
Cash	386	385	353	356	383	—	1
Total AUM	$1,908	$1,836	$1,776	$1,937	$2,266	4%	(16)%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,836	$1,776	$1,937	$2,266	$2,434
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(5)	(5)	(4)	(4)
Fixed income	4	(12)	(3)	(1)	(5)
Liability-driven investments	10	19	30	12	17
Multi-asset and alternative investments	(3)	(4)	2	(5)	(4)
Total long-term active strategies inflows (outflows)	7	(2)	24	2	4
Index	(2)	(4)	(1)	12	(5)
Total long-term strategies inflows (outflows)	5	(6)	23	14	(1)
Short-term strategies:
Cash	—	27	(2)	(26)	(11)
Total net inflows (outflows)	5	21	21	(12)	(12)
Net market impact	52	18	(118)	(241)	(130)
Net currency impact	15	53	(64)	(76)	(26)
Divestiture	—	(32)	—	—	—
Ending balance of AUM	$1,908	$1,836	$1,776	$1,937	$2,266	4%	(16)%

Wealth Management client assets (a)(c)	$279	$269	$256	$264	$305	4%	(9)%
(a) March 31, 2023 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Revenue:
Fee revenue	$3	$12	$28	$13	$8
Investment and other revenue	(14)	(442)	(5)	62	12
Total fee and other revenue	(11)	(430)	23	75	20
Net interest (expense)	(36)	(48)	(47)	(35)	(32)
Total revenue	(47)	(478)	(24)	40	(12)
Provision for credit losses	27	2	(26)	30	17
Noninterest expense	41	153	29	63	33
(Loss) before income taxes	$(115)	$(633)	$(27)	$(53)	$(62)

Selected balance sheet data:
Average loans and leases	$1,508	$1,267	$1,145	$1,172	$1,319
Average assets	$50,566	$46,915	$44,407	$42,206	$42,501

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2022		1Q23 change in unrealized gain (loss)	March 31, 2023			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$38,916		$488	$43,691	$39,519		90%	$(4,172)		16%	100%	—%	—%	—%	—%
U.S. Treasury	41,503		306	36,662	35,505		97	(1,157)		49	100	—	—	—	—
Agency commercial MBS	11,864		101	12,529	11,824		94	(705)		42	100	—	—	—	—
Sovereign debt/sovereign guaranteed	11,756		59	12,262	11,783		96	(479)		24	90	5	4	1	—
Supranational	8,298		34	8,835	8,595		97	(240)		62	100	—	—	—	—
CLOs	6,300		13	6,780	6,664		98	(116)		100	100	—	—	—	—
U.S. government agencies	6,115		62	7,149	6,655		93	(494)		41	100	—	—	—	—
Foreign covered bonds	5,776		22	6,234	5,991		96	(243)		56	100	—	—	—	—
Non-agency commercial MBS	3,054		(9)	3,358	3,069		91	(289)		54	100	—	—	—	—
Foreign government agencies	2,307		16	2,521	2,415		96	(106)		33	94	6	—	—	—
Non-agency RMBS	2,060		7	2,146	1,986		93	(160)		49	86	3	—	6	5
Other asset-backed securities	1,319		17	1,252	1,145		91	(107)		14	100	—	—	—	—
State and political subdivisions	23		—	13	11		88	(2)		—	1	2	3	—	94
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$139,292	(d)	$1,116	$143,433	$135,163	(d)(e)	94%	$(8,270)	(d)(f)	39%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,678 million at Dec. 31, 2022 and $1,979 million at March 31, 2023.
(e) The fair value of available-for-sale securities totaled $86,096 million at March 31, 2023, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $49,067 million at March 31, 2023, or 36% of the fair value of the securities portfolio, net of hedges.

(f) At March 31, 2023, pre-tax net unrealized losses of $2,776 million related to available-for-sale securities, net of hedges, and $5,494 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities is $2,094 million and the after-tax equivalent related to held-to-maturity securities is $4,189 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,096 million at March 31, 2023 and the amortization of that net purchase premium was $42 million in 1Q23.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2023	2022
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$176	$164	$181	$171	$196
Allowance for lending-related commitments	78	72	62	53	45
Allowance for other financial instruments (a)	38	44	67	39	19
Allowance for credit losses – beginning of period	$292	$280	$310	$263	$260

Net (charge-offs) recoveries:
Charge-offs	—	(9)	(1)	(1)	—
Recoveries	1	1	1	1	1
Total net (charge-offs) recoveries	1	(8)	—	—	1
Provision for credit losses (b)	27	20	(30)	47	2
Allowance for credit losses – end of period	$320	$292	$280	$310	$263

Allowance for credit losses – end of period:
Allowance for loan losses	$170	$176	$164	$181	$171
Allowance for lending-related commitments	83	78	72	62	53
Allowance for other financial instruments (a)	67	38	44	67	39
Allowance for credit losses – end of period	$320	$292	$280	$310	$263

Allowance for loan losses as a percentage of total loans	0.27%	0.27%	0.23%	0.26%	0.25%

Nonperforming assets	$105	$109	$107	$114	$119
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$905	$509	$319	$835	$699
Add: Amortization of intangible assets	14	16	17	17	17
Less: Tax impact of amortization of intangible assets	3	4	4	4	4
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$916	$521	$332	$848	$712

Average common shareholders’ equity	$35,604	$35,259	$35,942	$36,199	$37,363
Less: Average goodwill	16,160	16,229	17,189	17,347	17,490
Average intangible assets	2,899	2,905	2,922	2,949	2,979
Add: Deferred tax liability – tax deductible goodwill	1,187	1,181	1,175	1,187	1,184
Deferred tax liability – intangible assets	660	660	660	668	673
Average tangible common shareholders’ equity – Non-GAAP	$18,392	$17,966	$17,666	$17,758	$18,751

Return on common equity – GAAP	10.3%	5.7%	3.5%	9.3%	7.6%
Return on tangible common equity – Non-GAAP	20.2%	11.5%	7.5%	19.2%	15.4%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2023	2022
(dollars in millions, except common shares and unless otherwise noted)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,634	$40,734	$39,737	$40,984	$41,799
Less: Preferred stock	4,838	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	35,796	35,896	34,899	36,146	36,961
Less: Goodwill	16,192	16,150	16,412	17,271	17,462
Intangible assets	2,890	2,901	2,902	2,934	2,968
Add: Deferred tax liability – tax deductible goodwill	1,187	1,181	1,175	1,187	1,184
Deferred tax liability – intangible assets	660	660	660	668	673
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,561	$18,686	$17,420	$17,796	$18,388

Period-end common shares outstanding (in thousands)	789,134	808,445	808,280	808,103	807,798

Book value per common share – GAAP	$45.36	$44.40	$43.18	$44.73	$45.76
Tangible book value per common share – Non-GAAP	$23.52	$23.11	$21.55	$22.02	$22.76

Net interest margin reconciliation
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Net interest revenue – GAAP	$1,128	$1,056	$926	$824	$698
Add: Tax equivalent adjustment	—	2	3	3	3
Net interest revenue (FTE) – Non-GAAP	$1,128	$1,058	$929	$827	$701

Average interest-earning assets	$348,378	$352,987	$352,062	$370,782	$373,186

Net interest margin – GAAP (a)	1.29%	1.19%	1.05%	0.89%	0.75%
Net interest margin (FTE) – Non-GAAP (a)	1.29%	1.19%	1.05%	0.89%	0.76%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Income (loss) before income taxes – GAAP	$93	$125	$(497)	$208	$212

Total revenue – GAAP	$827	$825	$862	$899	$964
Less: Distribution and servicing expense	86	87	88	91	79
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$741	$738	$774	$808	$885

Pre-tax operating margin – GAAP (a)	11%	15%	(57)%	23%	22%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	13%	17%	(64)%	26%	24%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q23 vs.
(dollars in millions)	1Q23	1Q22	1Q22
Consolidated:
Investment management and performance fees – GAAP	$776	$883	(12)%
Impact of changes in foreign currency exchange rates	—	(28)
Adjusted investment management and performance fees – Non-GAAP	$776	$855	(9)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$774	$882	(12)%
Impact of changes in foreign currency exchange rates	—	(28)
Adjusted investment management and performance fees – Non-GAAP	$774	$854	(9)%